Exhibit (b)(iv)

Compass Pathways plc

August 18, 2023

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Ryan Everett

Re: Restricted ADSs (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of September 22, 2020, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”), each ADS representing one (1) ordinary share, nominal value £0.008 per share, of the Company (the “Shares”), issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain holders of securities in the Company, including Affiliates of the Company (each, a “Restricted Holder”), to hold Shares that constitute Restricted Securities (such Shares, “Restricted Shares”) as Restricted ADSs (such facility, the “RADR Facility”). The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Shares for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this letter agreement (the “Restricted ADS Letter Agreement”) to establish procedures for the deposit of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders.

To facilitate the orderly administration of the RADR Facility and to reflect the varying restrictions, characteristics, and other terms and provisions applicable to differently situated Restricted Holders and Restricted Shares, this Restricted ADS Letter Agreement shall be supplemented from time to time by the execution and delivery of Series Exhibits in the forms attached hereto (the “Series Exhibits”) to specify the particular limitations and terms and conditions applicable to certain Restricted Holders and/or certain Restricted Shares, as is necessary or prudent to reflect the differing underlying restrictions and characteristics with respect thereto.

In the case of any conflict or inconsistency between the general terms and provisions of the body of this Restricted ADS Letter Agreement and the more specific terms and provisions of a Series Exhibit with respect to the particular Restricted Holder(s), Restricted Shares, and/or Restricted ADSs described therein, the terms and provisions of such Series Exhibit shall control with respect to the specific subject matter set forth therein.

The purpose and intent of this Restricted ADS Letter Agreement is to supplement the Deposit Agreement in order to accommodate (i) the issuance of Restricted ADSs to the Restricted Holders, (ii) the sale, transfer or cancellation of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Restricted ADS Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the U.S. Securities Act of 1933, as amended (the “Securities Act”), if any, and if required by the rules and regulations of the U.S. Securities and Exchange Commission.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Depositary Procedures. Subject to the specific terms, provisions, and procedures set forth in each applicable Series Exhibit, the Company consents, under Section 2.3 and Section 2.14 of the Deposit Agreement, to (i) the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of certain Restricted Shares specified on the applicable consent and delivery instruction applicable thereto delivered to the Depositary to accept the deposit of such Restricted Shares and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement, to the Restricted Holders or their respective designees. Except as may otherwise be provided in any Series Exhibit, in connection with each deposit of Restricted Shares (i) by the Company and request for issuance of Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 1-A hereto (each, a “Standard Consent and Delivery Instruction – Company”), and (ii) by a Restricted Holder and request for issuance of Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 1-B hereto (each a “Standard Consent and Delivery Instruction – Restricted Holder” and together with a Standard Consent and Delivery Instruction – Company, a “Standard Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Restricted Shares with the Custodian by the Company, or by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders of Restricted ADSs issued under the terms of this Restricted ADS Letter Agreement upon deposit of Restricted Shares, and (y) the transfer of Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Restricted Shares upon cancellation of the Restricted ADSs, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Restricted Shares described herein or in a Series Exhibit for deposit under the terms hereof.

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2.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by or on behalf of the Restricted Holders of Restricted Shares, the issuance of Restricted ADSs, the transfer of Restricted ADSs, the withdrawal of Restricted Shares and the conversion of Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of Restricted Shares, the issuance of Restricted ADSs, the transfer of Restricted ADSs, the conversion of Restricted ADSs into freely transferable ADSs, and the withdrawal of Restricted Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Restricted ADS Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, under the laws of the State of New York, except as the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity, and (ii) the deposit of Designated Shares by the Company, or by, for, or on behalf of, the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Restricted ADS Letter Agreement, (ii) a final and conclusive judgment properly obtained in a court of competent jurisdiction in New York against the Company arising out of or in connection with the Restricted ADS Letter Agreement will be recognized in England and Wales at common law by an action or counterclaim for the amount due under such judgment, (iii) no authorizations or consents of governmental, judicial or other public bodies in England are required in connection with the deposit of Designated Shares held by the Restricted Holders under the Deposit Agreement and this Restricted ADS Letter Agreement, and (iv) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not contravene or conflict with any existing statutes having the force of law in England applicable to companies generally.

Furthermore, the Company shall at the time of the execution and delivery of each additional Series Exhibit hereto, cause its U.S. counsel and English counsel to deliver such additional opinions as may be specified in each applicable Series Exhibit.

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3.                  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Restricted ADS Letter Agreement, to issue and deliver Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Standard Consent and Delivery Instruction from the Company or the Restricted Holder, as applicable (except as may otherwise be provided in any Series Exhibit), (ii) confirmation from the Custodian of the receipt of the due deposit of the Restricted Shares by the Company, or by, for, or on behalf of, a Restricted Holder, and (iii) payment of the applicable fees, taxes (including any stamp duty or Stamp Duty Reserve Tax (SDRT), if applicable) and expenses otherwise payable under the terms of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement and the applicable Series Exhibit, upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Restricted ADSs.

The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Restricted ADSs issued upon the deposit of Restricted Shares to be separately identified on the books of the Depositary under Cusip No.: 20451W994, which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement and the applicable Series Exhibit, and the Restricted Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed, notwithstanding the terms of Section 2.14 of the Deposit Agreement, to issue the Restricted ADSs as uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Restricted Holders or their designees for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.                  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Restricted ADSs shall contain a legend substantially in the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF COMPASS PATHWAYS PLC (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF AUGUST 18, 2023 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 22, 2020, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”) AND ANY APPLICABLE SERIES EXHIBIT (AS DEFINED IN THE RESTRICTED ADS LETTER AGREEMENT) ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT FROM TIME TO TIME. ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

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HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE RESTRICTED SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED FOR RESALE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS, UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”), AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

5.                  Limitations on Transfer of Restricted ADSs. The Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and, (ii) a transfer certification from the transferring Restricted Holder substantially in the form attached hereto as Appendix 2 (each, a “Standard Transfer Certification”) (except as may otherwise be provided in any Series Exhibit); (iii) such other certificates, instruments, or documents as may be provided in any applicable Series Exhibit (including, without limitation, any opinions of counsel specified therein); and (iv) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth in Section 4 or in any applicable Series Exhibit).

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6.                  Limitations On Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, and (ii) the Depositary shall have received from the person who requested a withdrawal of the Restricted Shares a duly completed and signed withdrawal certification in the form attached hereto as Appendix 3 (each, a “Standard Withdrawal Certification”) (except as may otherwise be provided in any Series Exhibit).

7.                  Fungibility. Except as contemplated herein and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of unrestricted ADSs under the Deposit Agreement.

8.                  Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed resale certification and instruction letter, in the form attached hereto as Appendix 4 (each, a “Standard Resale Certification and Instruction Letter”) (except as may otherwise be provided in any Series Exhibit), (ii) an opinion of U.S. securities counsel contemplated in the Standard Resale Certification and Instruction Letter (or as otherwise provided in any applicable Series Exhibit), (iii) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, (iv) such other certificates, instruments, or documents contemplated by the applicable Series Exhibit; and (v) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement.

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9.                  Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of any specified Restricted ADSs and shall treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (w) written instructions from the Company to so remove all stop transfer notations from its records in respect of such specified Restricted ADSs and to treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (x) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Restricted ADSs and the Restricted Shares, and the treatment of such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the Securities Act, (y) payment of the applicable ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and (z) the satisfaction of such other conditions and the delivery and execution of such other certificates, instruments, or documents contemplated by the applicable Series Exhibit. Upon receipt of such instructions, opinion of counsel, certificates, instruments, and other documents, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs, (b) making the formerly Restricted ADSs eligible for inclusion in the applicable book-entry settlement system, and (c) notwithstanding anything contained herein to the contrary, directing the Custodian to remove any distinctions previously existing between the applicable Designated Shares and the other Deposited Securities held by the Custodian in respect the ADSs that are not Restricted ADSs.

10.              Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Restricted Shares under this Restricted ADS Letter Agreement that (a) the Restricted Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the applicable Restricted Holders for the purpose of the issuance of Restricted ADSs are, or will be, validly issued, fully paid and therefore not subject to any call for the payment of further capital, non-assessable, and free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim or preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in article 8 of the Company’s articles of association adopted on 22 September 2020), and free from any transfer and voting restrictions (save for those conferred under statute), (b) the deposit from time to time of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the law of England and Wales to permit the deposit of Restricted Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been, or will be, obtained prior to the deposit of Restricted Shares, (d) the Restricted Shares are of the same class as and rank pari passu, and will be fully fungible, with the other Shares on deposit (notwithstanding the parentheticals in (a), above) under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Restricted ADS Letter Agreement and the applicable Series Exhibit, if any, and none of the transactions contemplated in this Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Restricted Shares and each issuance of Restricted ADSs hereunder.

11.              Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Restricted Shares for deposit, the issuance of Restricted ADSs, the transfer of the Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Restricted Shares upon cancellation of the Restricted ADSs, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Restricted ADS Letter Agreement.

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12.              Fractional Shares and ADSs. The Company hereby agrees that, notwithstanding anything to the contrary in the Deposit Agreement, the Company shall not deliver to the Depositary or the Custodian, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Restricted Share, nor (ii) a number of Restricted Shares that, upon application of the ADS-to-Share ratio, would give rise to a fraction of a Restricted ADS. Furthermore, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

13.              Governing Law and Jurisdiction. This Restricted ADS Letter Agreement and each applicable Series Exhibit, if any, shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. Each of the Company and the Depositary agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Restricted ADS Letter Agreement and each applicable Series Exhibit, if any, and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Kabir Nath (the “Agent”) now at 130 Madison Avenue, 3rd Floor, New York, New York 10002, United States of America, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in the United States on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Restricted ADS Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

14.              Successors and Assigns; Amendment. This Restricted ADS Letter Agreement and each applicable Series Exhibit, if any, shall be binding upon the parties hereto, and their respective legal successors and assigns. Neither this Restricted ADS Letter Agreement nor any Series Exhibit may be modified or amended except by a writing signed by both parties hereto. In addition, the parties hereto agree and acknowledge that any Series Exhibit jointly signed by the Company and the Depositary shall effectively supplement the terms and conditions of this Restricted ADS Letter Agreement by expressly specifying the particular limitations and terms and conditions applicable to certain Restricted Holders and/or certain Restricted Shares, as agreed necessary by the Company and Depositary.

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15.              Depositary Fees. Without limitation of any fees, costs and expenses otherwise payable by Holders pursuant to the Deposit Agreement, the Company (or the Restricted Holder if the Company and the Restricted Holder have agreed otherwise) shall pay to the Depositary any and all fees, charges and expenses hereunder. The Company will notify the Depositary prior to deposit if the Restricted Holder is paying the Depositary fees.

[Remainder of page intentionally left blank. Signature page to follow.]

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This Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

COMPASS PATHWAYS PLC

By:	/s/ Michael Falvey
Name: Michael Falvey Title: Chief Financial Officer

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo Title: Vice President

APPENDICES
1-A	Standard Consent and Delivery Instruction – Company
1-B	Standard Consent and Delivery Instruction – Restricted Holder
2	Standard Transfer Certification
3	Standard Withdrawal Certification
4	Standard Resale Certification and Instruction Letter

SERIES EXHIBITS
A	Second Amended and Restated Restricted ADS Letter Agreement - Affiliate and Restricted Securities Series Letter Agreement
B	PIPE Securities Series Letter Agreement
C	Warrant Exercise Series Letter Agreement

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APPENDIX 1-A
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION - COMPANY
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Compass Pathways plc (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby deposits the Restricted Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

App’x 1-A - 1

The Company hereby represents and warrants to the Depositary that (a) the Restricted Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and not subject to any call for the payment of further capital, and free of any preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in the Company’s articles of association from time to time), and free from any transfer and voting restrictions (save for those conferred under statute), (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the law of England and Wales to permit the deposit of the specified Restricted Shares under the Deposit Agreement and the Restricted ADS Letter Restricted have been obtained prior to the deposit of the specified Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu and will be fully fungible with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Restricted Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs, as well as any applicable stamp duty or U.K. Stamp Duty Reserve Tax, has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith.

The Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by its duly authorized officer as of the date set forth above.

COMPASS PATHWAYS PLC

By:
Name:
Title:

App’x 1-A - 2

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and Email Address of Registered Holder of Restricted ADSs
_________________ Shares	_________ ADSs

App’x 1-A - 3

APPENDIX 1-B
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Compass Pathways plc (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Restricted Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

App’x 1-B - 1

Each of the Restricted Holder and the Company hereby represents and warrants to the Depositary that (a) the Restricted Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and not subject to any call for the payment of further capital, and free of any preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in the Company’s articles of association from time to time or otherwise waived), and free from any transfer and voting restrictions (save for those conferred under statute or otherwise waived), (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the law of England and Wales to permit the deposit of the specified Restricted Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu with and will be fully fungible with, the other Shares on deposit under the Deposit Agreement, and (e) the specified Restricted Holder of the Restricted Shares specified on Schedule I hereto will be the Beneficial Owner of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs, as well as any applicable stamp duty or U.K. Stamp Duty Reserve Tax, has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith.

Each of the Restricted Holder and the Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to: COMPASS PATHWAYS PLC

By:
Name:
Title:

App’x 1-B - 2

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and Email Address of Registered Holder of Restricted ADSs
_________________ Shares	_________ ADSs

App’x 1-B - 3

APPENDIX 2
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

STANDARD TRANSFER CERTIFICATION

_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Compass Pathways plc (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

App’x 2 - 1

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Restricted Holder certifies that:

(Check one)

___	(a) The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b) The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

[RESTRICTED HOLDER]

By:
Name:
Title:

App’x 2 - 2

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)
Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

App’x 2 - 3

Schedule I

The ________ Restricted ADSs are hereby surrendered for transfer by the following person(s):

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Street Address:	__________________________________
City, State, and Country:	__________________________________

Date:	__________________________________

The ________ Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

App’x 2 - 4

APPENDIX 3
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

STANDARD WITHDRAWAL CERTIFICATION
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Compass Pathways plc (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.                  This Standard Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

App’x 3 - 1

2.                  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.                  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

App’x 3 - 2

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

App’x 3 - 3

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)
Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

App’x 3 - 4

APPENDIX 4

to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

STANDARD RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Compass Pathways plc (CUSIP No.: 20451W994)

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Standard Resale Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 20451W994) registered in the name of the undersigned or the undersigned’s designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

App’x 4 - 1

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the U.S. Securities and Exchange Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 8-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 8-K reports);

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case in accordance with Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

_____________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 2

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

_______________________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 3

OR

** ☐ Sale of Control Securities Exempt from Registration Pursuant to Issuance under S-8 Registration Statement (No Holding Period - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 8-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.

                            [Please fill in details]

NOTE: The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

______________________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 4

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned’s account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No.: 20451W994), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 20451W101)

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

App’x 4 - 5

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

App’x 4 - 6

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)
Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

App’x 4 - 7

SERIES EXHIBIT A
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

SECOND AMENDED AND RESTATED RESTRICTED ADS LETTER AGREEMENT - AFFILIATE AND RESTRICTED SECURITIES SERIES LETTER AGREEMENT

_____________________

Series Exh. A-1

August 18, 2023

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Ryan Everett

Re:	Second Amended and Restated Restricted ADS Letter Agreement - Affiliate and Restricted Securities Series Letter Agreement

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Amended and Restated Restricted ADS Letter Agreement, dated as of December 28, 2021, by and between the Company and the Depositary (the “Original Amended and Restated Restricted ADS Letter Agreement”), and (iii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company desires to amend and restate the Original Amended and Restated Restricted ADS Letter Agreement in order to establish procedures to enable certain Restricted Holders in the Company, including Affiliates of the Company, the names of which are to be provided to the Depositary from time to time (each, a “Restricted Holder”), to hold Shares that constitute Restricted Securities as Restricted ADSs. The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Second Amended and Restated Restricted ADS Letter Agreement - Affiliate and Restricted Securities Series Letter Agreement (hereinafter, the “Affiliate and Restricted Securities Series Letter Agreement”) to establish procedures for the deposit of Restricted Securities by the Company, or by, for, or on behalf of, Restricted Holders.

The purpose and intent of this Affiliate and Restricted Securities Series Letter Agreement is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Restricted Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below.

Series Exh. A-2

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Depositary Procedures. The Company consents, under Section 2.3 and Section 2.14 of the Deposit Agreement, to (i) the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of up to the number of Shares specified on the applicable Standard Consent and Delivery Instruction (as defined in the Restricted ADS Letter Agreement) delivered to the Depositary to accept the deposit of such Shares (which request shall not be unreasonably denied) (the “Restricted Shares”) and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by the Restricted ADS Letter Agreement and this Affiliate and Restricted Securities Series Letter Agreement, to the Restricted Holders or their respective designees. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares (i) by the Company and request for issuance of Designated Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Standard Consent and Delivery Instruction – Company (as defined in the Restricted ADS Letter Agreement) substantially in the form of Appendix 1-A to the Restricted ADS Letter Agreement, and (ii) by a Restricted Holder and request for issuance of Designated Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Standard Consent and Delivery Instruction – Restricted Holder (as defined in the Restricted ADS Letter Agreement) substantially in the form of Appendix 1-B to the Restricted ADS Letter Agreement.

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by the Restricted ADS Letter Agreement and this Affiliate and Restricted Securities Series Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Company, or by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders of Designated Restricted ADSs issued under the terms of the Restricted ADS Letter Agreement as supplemented by this Affiliate and Restricted Securities Series Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of the Restricted ADS Letter Agreement and this Affiliate and Restricted Securities Series Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein and in the Restricted ADS Letter Agreement. Nothing contained in the Restricted ADS Letter Agreement or this Affiliate and Restricted Securities Series Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

Series Exh. A-3

2.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by or on behalf of the Restricted Holders of Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of Designated Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable laws.

3.                  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in the Restricted ADS Letter Agreement as supplemented by this Affiliate and Restricted Securities Series Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Standard Consent and Delivery Instruction from the Company or the Restricted Holder, as applicable, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by the Company, or by, for, or on behalf of, a Restricted Holder, (iii) the opinions referred to in Section 5 of this Affiliate and Restricted Securities Series Letter Agreement below, and (iv) payment of the applicable fees, taxes (including any stamp duty or Stamp Duty Reserve Tax (SDRT), if applicable), and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under Cusip No.: 20451W994 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to the Restricted ADS Letter Agreement) and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

Series Exh. A-4

4.                  Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Affiliate and Restricted Securities Series Letter Agreement that (a) the Designated Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the Restricted Holders for the purpose of the issuance of Designated Restricted ADSs are, or will be, validly issued, fully paid and therefore not subject to any call for the payment of further capital, non-assessable, and free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim or preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in article 8 of the Company’s articles of association adopted on 22 September 2020), and free from any transfer and voting restrictions (save for those conferred under statute), (b) the deposit from time to time of Designated Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of Designated Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this Affiliate and Restricted Securities Series Letter Agreement have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement (notwithstanding the parentheticals in (a), above), and (e) to the Company’s knowledge, none of the terms of this Affiliate and Restricted Securities Series Letter Agreement and none of the transactions contemplated in this Affiliate and Restricted Securities Series Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

5.                  Opinion Coverage. In addition to those opinions described in Section 2 of the Restricted ADS Letter Agreement, the Company shall at the time of execution of this Affiliate and Restricted Securities Series Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Affiliate and Restricted Securities Series Letter Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, under the laws of the State of New York, except as the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity, and (ii) the deposit of Designated Shares by the Company, or by, for, or on behalf of, the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Affiliate and Restricted Securities Series Letter Agreement, (ii) a final and conclusive judgment properly obtained in a court of competent jurisdiction in New York against the Company arising out of or in connection with the Affiliate and Restricted Securities Series Letter Agreement will be recognized in England and Wales at common law by an action or counterclaim for the amount due under such judgment, (iii) no authorizations or consents of governmental, judicial or other public bodies in England are required in connection with the deposit of Designated Shares held by the Restricted Holders under the Deposit Agreement, the Restricted ADS Letter Agreement and this Affiliate and Restricted Securities Series Letter Agreement, and (iv) the terms of this Affiliate and Restricted Securities Series Letter Agreement and the transactions contemplated by this Affiliate and Restricted Securities Series Letter Agreement do not contravene or conflict with any existing statutes having the force of law in England applicable to companies generally.

Series Exh. A-5

6.                  Mutatis Mutandis. The Company and the Depositary hereby agree that the following provisions of the Restricted ADS Letter Agreement shall apply to this Affiliate and Restricted Securities Series Letter Agreement, mutatis mutandis, as if they had been fully set forth herein: (i) Section 4 – Stop Transfer Notation and Legend, (ii) Section 5 - Limitations on Transfer of Restricted ADSs, (iii) Section 6 – Limitations On Cancellation of Restricted ADSs, (iv) Section 7 – Fungibility, (v) Section 8 – Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs, (vi) Section 9 – Removal of Restrictions, and (vii) Section 11 – Indemnity. For the avoidance of doubt, to the extent Designated Restricted ADSs are issued under and pursuant to the terms of this Affiliate and Restricted Securities Series Letter Agreement, the above referenced provisions set forth in the Restricted ADS Letter Agreement shall apply to such Designated Restricted ADSs and the transactions contemplated herein.

7.                  Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Company shall pay to the Depositary (or the Restricted Holders if the Company and the Restricted Holders have agreed otherwise): (i) an ADS issuance fee of US$0.05 per Designated Restricted ADS issued in accordance with the terms hereunder, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary in connection with the issuance and delivery of Designated Restricted ADSs as contemplated by this Affiliate and Restricted Securities Series Letter Agreement. For the avoidance of doubt, the Company (or the Restricted Holders if the Company and the Restricted Holders have agreed otherwise) shall pay all such other fees, costs and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement. The Company will notify the Depositary prior to deposit if the Restricted Holder is paying the Depositary fees.

8.                  Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of Designated Restricted ADSs, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Designated Share, nor (ii) a number of Designated Shares which upon application of the ADS to Share ratio would give rise to a fraction of a Designated Restricted ADS. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

9.                  F-6 Registration Statement. The parties hereto agree that a signed copy of this Affiliate and Restricted Securities Series Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs, if required by the rules and regulations of the U.S. Securities and Exchange Commission. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any Designated Restricted ADSs if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

Series Exh. A-6

10.              Governing Law and Jurisdiction. This Affiliate and Restricted Securities Series Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. Each of the Company and the Depositary agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Affiliate and Restricted Securities Series Letter Agreement, and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Kabir Nath (the “Agent”) now at 130 Madison Avenue, 3rd Floor, New York, New York 10002, United States of America, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in New York on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Affiliate and Restricted Securities Series Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

11.              Successors and Assigns; Amendment; Miscellaneous. This Affiliate and Restricted Securities Series Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and assigns. This Affiliate and Restricted Securities Series Letter Agreement may not be modified or amended except by a writing signed by both parties hereto. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Affiliate and Restricted Securities Series Letter Agreement and to effectuate the purpose and intent hereof.

[Remainder of page intentionally left blank. Signature page to follow.]

Series Exh. A-7

This Affiliate and Restricted Securities Series Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Affiliate and Restricted Securities Series Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

COMPASS PATHWAYS PLC

By:
Name:
Title:

CITIBANK, N.A.
as Depositary

By:
Name: Title:

Series Exh. A-8

SERIES EXHIBIT B
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

PIPE SECURITIES SERIES LETTER AGREEMENT

_____________________

Series Exh. B-1

August 18, 2023

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Ryan Everett

Re:	PIPE Securities Series Letter Agreement

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company has, upon the terms set forth in that certain Securities Purchase Agreement, dated as of August 16, 2023 (the “Securities Purchase Agreement”), by and among the Company and each purchaser identified on Exhibit A thereto (each, an “ADS Purchaser”), offered and agreed to sell an aggregate of (i) 16,076,750 ADSs of the Company to the ADS Purchasers, such ADSs to be issued to the ADS Purchasers by the Depositary in the form of Restricted ADSs upon the terms set forth herein and the Restricted ADS Letter Agreement, and (ii) warrants to purchase up to 16,076,750 ADSs, in each case in reliance upon the exemptions from registration afforded by the provisions of Section 4(a)(2) (the “Section 4(a)(2) Exemption”) of the Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act (such transaction, the “Private Placement”).

The purpose and intent of this PIPE Securities Series Letter Agreement is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the ADS Purchasers in connection with the Private Placement (such Restricted ADSs, “Private Placement ADSs”), (ii) the sale, transfer or cancellation of such Private Placement ADSs, and (iii) certain ancillary transactions further described below.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

Series Exh. B-2

1.                  Deposit of Shares. The Company and the Depositary hereby agree that upon the consummation of the Private Placement, the Company shall (i) cause 16,076,750 Shares (the “Private Placement Shares”) to be issued and deposited with the Custodian and (ii) instruct the Depositary to issue and deliver the corresponding 16,076,750 Private Placement ADSs in the form of Restricted ADSs in respect thereof, in each case upon the terms of Section 2.13 and 2.14 of the Deposit Agreement, as supplemented by this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement, to the ADS Purchasers or their designees.

2.                  Depositary Procedures. In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement, to (i) establish procedures to enable (a) the Company to deposit 16,076,750 Private Placement Shares, to be represented by 16,076,750 Private Placement ADSs, with the Custodian by the Company on behalf of the ADS Purchasers as a valid deposit of such Private Placement Shares under the Deposit Agreement in order to enable the issuance by the Depositary of Restricted ADSs, and (b) the transfer of the Private Placement ADSs, the removal of the transfer and other restrictions with respect to Private Placement ADSs in order to create freely transferable unrestricted ADSs, and the withdrawal of the Private Placement Shares underlying the Private Placement ADSs, in each case upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by the terms of this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the holders of Private Placement ADSs following the issuance of the Private Placement ADSs upon the terms set forth herein. Nothing contained in this PIPE Securities Series Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Private Placement Shares described herein for deposit under the terms hereof.

The Depositary shall (i) cause the Private Placement ADSs issued upon the deposit of the corresponding Private Placement Shares to be separately identified on the books of the Depositary under CUSIP No.: 20451W994, and (ii) cause each of the Private Placement Shares represented by the Private Placement ADSs to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Private Placement ADSs. The Private Placement ADSs shall not be eligible for inclusion for settlement in DTC.

The Company hereby advises the Depositary, and the Depositary hereby agrees and acknowledges, that the Private Placement ADSs issuable in accordance with the terms of this PIPE Securities Series Letter Agreement shall be eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to Restricted ADSs pursuant to the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Private Placement ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of the ADS Purchasers or their respective designees for the benefit of each such ADS Purchaser.

Series Exh. B-3

3.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable (a) the acceptance of the deposit by the Company of the Private Placement Shares, and (b) the issuance of Private Placement ADSs, the transfer of Private Placement ADSs, the withdrawal of the Private Placement Shares, and the conversion of Private Placement ADSs into freely transferable unrestricted ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Private Placement Shares, the issuance of Private Placement ADSs, the transfer of the Private Placement ADSs, the conversion of Private Placement ADSs into freely transferable unrestricted ADSs, and the withdrawal of the Private Placement Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs (that are not Restricted ADSs) and do not violate the provisions of the Securities Act or any other applicable laws.

4.                  Issuance and Delivery of Private Placement ADSs. In connection with the Private Placement, the Company hereby instructs the Depositary to issue the Private Placement ADSs in the form of Restricted ADSs against the registration and deposit of the Private Placement Shares by the Company, for and on behalf of the ADS Purchasers in connection with the Private Placement, subject to compliance with the terms and conditions of the Deposit Agreement, as supplemented by the Restricted ADS Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees.

The Depositary hereby agrees to deliver the Private Placement ADSs in the form of Restricted ADSs in accordance with the Deposit Agreement, this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement upon receipt (i) from the Company of a duly completed and signed Standard Consent and Delivery Instruction - Company (as defined in the Restricted ADS Letter Agreement) or, from an ADS Purchaser, a Standard Consent and Delivery Instruction – Restricted Holder (as defined in the Restricted ADS Letter Agreement); (ii) of confirmation of deposit from the Custodian of the applicable Private Placement Shares by the Company; (iii) the opinions referred to in Section 6 of this PIPE Securities Series Letter Agreement below; and (iv) payment of the applicable ADS issuance fees, taxes, and expenses payable under the terms of the Deposit Agreement, this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement.

5.                  Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Private Placement Shares under this PIPE Securities Series Letter Agreement that (a) the Private Placement Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the applicable Restricted Holders for the purpose of the issuance of Private Placement ADSs are, or will be, validly issued, fully paid and therefore not subject to any call for the payment of further capital, non-assessable, and free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim or preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in article 8 of the Company’s articles of association adopted on 22 September 2020), and free from any transfer and voting restrictions (save for those conferred under statute), and free from any transfer and voting restrictions (save for those conferred under statute), (b) the deposit from time to time of Private Placement Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Private Placement ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the law of England and Wales to permit the deposit of Private Placement Shares under the Deposit Agreement, this PIPE Securities Series Letter Agreement and the Restricted ADS Letter Agreement have been, or will be, obtained prior to the deposit of Private Placement Shares, (d) the Private Placement Shares are of the same class as and rank pari passu, and will be fully fungible, with the other Shares on deposit under the Deposit Agreement (notwithstanding the parentheticals in (a), above), and (e) to the Company’s knowledge, none of the terms of this PIPE Securities Series Letter Agreement and none of the transactions contemplated in this PIPE Securities Series Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Private Placement Shares and each issuance of Private Placement ADSs hereunder. The Company further represents to the Depositary that the issuance of the ADSs to the ADS Purchasers pursuant to the Securities Purchase Agreement was a transaction not involving any public offering pursuant to Section 4(a)(2) of the Securities Act.

Series Exh. B-4

6.                  Opinion Coverage. In addition to those opinions described in Section 2 of the Restricted ADS Letter Agreement, the Company shall at the time of execution of this PIPE Securities Series Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this PIPE Securities Series Letter Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, under the laws of the State of New York, except as the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity, and (ii) the deposit of Private Placement Shares by the Company, or by, for, or on behalf of, the Restricted Holders and the issuance and delivery of Private Placement ADSs, in each case upon the terms contemplated herein, do not require registration of the Private Placement Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this PIPE Securities Series Letter Agreement, (ii) a final and conclusive judgment properly obtained in a court of competent jurisdiction in New York against the Company arising out of or in connection with the PIPE Securities Series Letter Agreement will be recognized in England and Wales at common law by an action or counterclaim for the amount due under such judgment, (iii) no authorizations or consents of governmental, judicial or other public bodies in England are required in connection with the deposit of Private Placement Shares held by the Restricted Holders under the Deposit Agreement, the Restricted ADS Letter Agreement and this PIPE Securities Series Letter Agreement, and (iv) the terms of this PIPE Securities Series Letter Agreement and the transactions contemplated by this PIPE Securities Series Letter Agreement do not contravene or conflict with any existing statutes having the force of law in England applicable to companies generally.

Series Exh. B-5

7.                  Mutatis Mutandis. The Company and the Depositary hereby agree that the following provisions of the Restricted ADS Letter Agreement shall apply to this PIPE Securities Series Letter Agreement, mutatis mutandis, as if they had been fully set forth herein: (i) Section 4 – Stop Transfer Notation and Legend, (ii) Section 5 - Limitations on Transfer of Restricted ADSs, (iii) Section 6 – Limitations On Cancellation of Restricted ADSs, (iv) Section 7 – Fungibility, (v) Section 8 – Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs, (vi) Section 9 – Removal of Restrictions, and (vii) Section 11 – Indemnity. For the avoidance of doubt, to the extent Private Placement ADSs are issued under and pursuant to the terms of this PIPE Securities Series Letter Agreement, the above referenced provisions set forth in the Restricted ADS Letter Agreement shall apply to such Private Placement ADSs and the transactions contemplated herein.

8.                  Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Company shall pay to the Depositary: (i) an ADS issuance fee of up to US$0.05 per Private Placement ADS issued in accordance with the terms hereunder, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary in connection with the issuance and delivery of Private Placement ADSs as contemplated by this PIPE Securities Series Letter Agreement. For the avoidance of doubt, the Company shall pay all such other fees, costs and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement.

9.                  Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of Private Placement ADSs, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Private Placement Share, nor (ii) a number of Private Placement Shares which upon application of the ADS to Share ratio would give rise to a fraction of a Private Placement ADS. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

10.              F-6 Registration Statement. The parties hereto agree that a signed copy of this PIPE Securities Series Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any Private Placement ADSs if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

Series Exh. B-6

11.              Governing Law and Jurisdiction. This PIPE Securities Series Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. Each of the Company and the Depositary agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this PIPE Securities Series Letter Agreement, and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Kabir Nath (the “Agent”) now at 130 Madison Avenue, 3rd Floor, New York, New York 10002, United States of America, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in New York on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this PIPE Securities Series Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.              Successors and Assigns; Amendment; Miscellaneous. This PIPE Securities Series Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and assigns. This PIPE Securities Series Letter Agreement may not be modified or amended except by a writing signed by both parties hereto. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this PIPE Securities Series Letter Agreement and to effectuate the purpose and intent hereof.

[Remainder of page intentionally left blank. Signature page to follow.]

Series Exh. B-7

This PIPE Securities Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this PIPE Securities Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

COMPASS PATHWAYS PLC

By:
Name:
Title:

CITIBANK, N.A.
as Depositary

By:
Name: Title:

Series Exh. B-8

SERIES EXHIBIT C
to
Restricted ADS Letter Agreement, dated as of August 18, 2023
(the “Restricted ADS Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

WARRANT EXERCISE SERIES LETTER AGREEMENT

_____________________

Series Exh. C-1

August 18, 2023

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Ryan Everett

Re:	Warrant Exercise Series Letter Agreement

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company has, upon the terms set forth in that certain Securities Purchase Agreement, dated as of August 16, 2023 (the “Securities Purchase Agreement”), by and among the Company and each purchaser identified on Exhibit A thereto (the “ADS Purchasers”), offered and agreed to sell an aggregate of (i) 16,076,750 ADSs of the Company to the ADS Purchasers, such ADSs to be issued to the ADS Purchasers by the Depositary in the form of Restricted ADSs upon the terms set forth herein and the Restricted ADS Letter Agreement, and (ii) warrants (as each may be amended from time to time, the “Warrants”) to purchase up to 16,076,750 ADSs, in each case in reliance upon the exemptions from registration afforded by the provisions of Section 4(a)(2) (the “Section 4(a)(2) Exemption”) of the Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

The purpose and intent of this Warrant Exercise Series Letter Agreement is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the deposit of Shares (the “Warrant Shares”), by the Company or by, or on behalf of, a holder of Warrants (each, a “Warrant Holder”) upon such Warrant Holder’s exercise of a Warrant (a “Warrant Exercise”), (ii) the issuance of unrestricted, freely transferable ADSs (the “Unrestricted Warrant ADSs”) or Restricted ADSs (the “Restricted Warrant ADSs” and together with Unrestricted Warrant ADSs, the “Warrant ADSs”) to the Warrant Holders, as applicable, in connection with a Warrant Exercise, (iii) the sale, transfer or cancellation of such Restricted Warrant ADSs, and (iv) certain ancillary transactions further described below.

Series Exh. C-2

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Deposit of Shares. The Company and the Depositary hereby agree that from time to time following a Warrant Exercise, Warrant Shares may be issued and deposited with the Custodian under the Deposit Agreement in accordance with the terms thereof, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement.

2.                  Issuance of Restricted ADSs or ADSs upon Warrant Exercise.

(a)               Upon a Warrant Exercise, except as provided in Section 2(b) below, the Company hereby instructs the Depositary to issue Restricted Warrant ADSs against the deposit of Warrant Shares by the Company, or by, for, or on behalf of Warrant Holders, subject to compliance with the terms and conditions of the Deposit Agreement, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement.

The Depositary hereby agrees to deliver the Restricted Warrant ADSs in accordance with the Deposit Agreement, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement upon receipt from the Company of (i) duly completed and signed Exercise Issuance Instruction to issue Restricted Warrant ADSs against the deposit of Warrant Shares by the Company, or by, for, or on behalf of Warrant Holders, substantially in the form annexed hereto as Appendix 1 (such instruction, the “Exercise Issuance Instruction”), (ii) confirmation of deposit from the Custodian of the applicable Warrant Shares by the Company, or by, for or on behalf of Warrant Holders, (iii) the opinions referred in Section 6 below, and (iv) payment of the ADS issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement.

(b)               Upon the exercise of Warrants, only in the case of (i) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (ii) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (iii) pursuant to any other available exemption from the registration requirements of the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act, covering the Warrant ADSs, in each case in accordance with any applicable securities laws of the states of the United States, the Company hereby instructs the Depositary to issue Unrestricted Warrant ADSs against the deposit of Warrant Shares by the Company.

The Depositary hereby agrees to deliver Unrestricted Warrant ADSs in the form of ADSs in accordance with the Deposit Agreement upon its receipt from the Company of (i) duly completed and signed Exercise Issuance Instruction to issue ADSs against the deposit of Warrant Shares by the Company, (ii) confirmation of deposit from the Custodian of the applicable Warrant Shares by the Company on behalf of Warrant Holders, (iii) an opinion of U.S. counsel to the Company stating, inter alia, that the registration statement filed under the Securities Act in respect of the re-offer and re-sale of the ADSs has become effective under the Securities Act or that the issuance of ADSs against the deposit of Warrant Shares upon Warrant Exercise is exempt from the registration requirements of the Securities Act, and (iv) payment of the applicable ADS issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement.

Series Exh. C-3

3.                  Depositary Procedures – Restricted Warrant ADSs. In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Warrant Exercise Series Letter Agreement and the Restricted ADS Letter Agreement, to (i) establish procedures to enable (a) the Company to deposit up to an aggregate of 16,076,750 Warrant Shares, to be represented by up to 16,076,750 Restricted Warrant ADSs, with the Custodian by the Company on behalf of the Warrant Holders as a valid deposit of such Warrant Shares under the Deposit Agreement in order to enable the issuance by the Depositary of Restricted Warrant ADSs, and (b) the transfer of the Restricted Warrant ADSs, the removal of the transfer and other restrictions with respect to Restricted Warrant ADSs in order to create freely transferable unrestricted ADSs, and the withdrawal of the Warrant Shares underlying the Restricted Warrant ADSs, in each case upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by the terms of this Warrant Exercise Series Letter Agreement and the Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the holders of Restricted Warrant ADSs following the issuance of the Restricted Warrant ADSs upon the terms set forth herein. Nothing contained in this Warrant Exercise Series Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Warrant Shares described herein for deposit under the terms hereof.

The Depositary shall (i) cause the Restricted Warrant ADSs issued upon the deposit of the corresponding Warrant Shares to be separately identified on the books of the Depositary under CUSIP No.: 20451W994, and (ii) cause each of the Warrant Shares represented by the Restricted Warrant ADSs to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted Warrant ADSs. The Restricted Warrant ADSs shall not be eligible for inclusion for settlement in DTC.

The Company hereby advises the Depositary, and the Depositary hereby agrees and acknowledges, that the Restricted Warrant ADSs issuable in accordance with the terms of this Warrant Exercise Series Letter Agreement shall be eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to Restricted ADSs pursuant to the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Restricted Warrant ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of the ADS Purchasers or their respective designees for the benefit of each such ADS Purchaser.

Series Exh. C-4

4.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable (a) the acceptance of the deposit by the Company of the Warrant Shares, and (b) the issuance of Warrant ADSs, the transfer of Restricted Warrant ADSs, the withdrawal of the Restricted Warrant Shares, and the conversion of Restricted Warrant ADSs into freely transferable unrestricted ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Warrant Shares, the issuance of Warrant ADSs, the transfer of the Restricted Warrant ADSs, the conversion of Restricted Warrant ADSs into freely transferable unrestricted ADSs, and the withdrawal of the Warrant Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs (that are not Restricted ADSs) and do not violate the provisions of the Securities Act or any other applicable laws.

5.                  Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Warrant Shares pursuant to this Warrant Exercise Series Letter Agreement that (a) the Warrant Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the Warrant Holders for the purpose of the issuance of Warrant ADSs are, or will be, validly issued, fully paid and therefore not subject to any call for the payment of further capital, non-assessable, and free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim or preemptive rights of the holders of outstanding Shares (save for those conferred under statute or set out in article 8 of the Company’s articles of association adopted on 22 September 2020), and free from any transfer and voting restrictions (save for those conferred under statute), (b) all approvals required by the laws of England and Wales to permit the deposit of Warrant Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement have been, or will be, obtained prior to the deposit of Warrant Shares, (c) the Warrant Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement (notwithstanding the parentheticals in (a), above), (d) to the Company’s knowledge, none of the terms of this Warrant Exercise Series Letter Agreement and none of the transactions contemplated in this Warrant Exercise Series Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party, (e) the deposit from time to time of Warrant Shares by the Company, or by, for, or on behalf of, Warrant Holders and the issuance and delivery of Restricted Warrant ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, and (f) except in the case of the deposit of Warrant Shares in connection with the proposed issuance of Restricted Warrant ADSs pursuant to the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement, the Warrant Shares to be deposited hereunder are not “Restricted Securities” (as that term is defined in the Deposit Agreement). Such representations and warranties shall survive each deposit of Warrant Shares and each issuance of Warrant ADSs hereunder.

Series Exh. C-5

6.                  Opinions. In addition to those opinions described in Section 2 of the Restricted ADS Letter Agreement, the Company shall at the time of execution of this Warrant Exercise Series Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Warrant Exercise Series Letter Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, under the laws of the State of New York, except as the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity, and (ii) the deposit of Warrant Shares by the Company, or by, for, or on behalf of, the Warrant Holders and the issuance and delivery of Restricted Warrant ADSs, in each case upon the terms contemplated herein, do not require registration of the Warrant Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Warrant Exercise Series Letter Agreement, (ii) a final and conclusive judgment properly obtained in a court of competent jurisdiction in New York against the Company arising out of or in connection with the Warrant Exercise Series Letter Agreement will be recognized in England and Wales at common law by an action or counterclaim for the amount due under such judgment, (iii) no authorizations or consents of governmental, judicial or other public bodies in England are required in connection with the deposit of Warrant Shares held by the Warrant Holders under the Deposit Agreement, the Restricted ADS Letter Agreement and this Warrant Exercise Series Letter Agreement, and (iv) the terms of this Warrant Exercise Series Letter Agreement and the transactions contemplated by this Warrant Exercise Series Letter Agreement do not contravene or conflict with any existing statutes having the force of law in England applicable to companies generally.

7.                  Mutatis Mutandis. The Company and the Depositary hereby agree that the following provisions of the Restricted ADS Letter Agreement shall apply to this Warrant Exercise Series Letter Agreement, mutatis mutandis, as if they had been fully set forth herein: (i) Section 4 – Stop Transfer Notation and Legend, (ii) Section 5 - Limitations on Transfer of Restricted ADSs, (iii) Section 6 – Limitations On Cancellation of Restricted ADSs, (iv) Section 7 – Fungibility, (v) Section 8 – Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs, (vi) Section 9 – Removal of Restrictions, and (vii) Section 11 – Indemnity. For the avoidance of doubt, to the extent Designated Restricted ADSs are issued under and pursuant to the terms of this Warrant Exercise Series Letter Agreement, the above referenced provisions set forth in the Restricted ADS Letter Agreement shall apply to such Designated Restricted ADSs and the transactions contemplated herein.

8.                  Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Company shall pay to the Depositary (or the Warrant Holders if the Company and the Warrant Holders have agreed otherwise): (i) an ADS issuance fee of US$0.05 per Warrant ADS issued in accordance with the terms hereunder, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary in connection with the issuance and delivery of Warrant ADSs as contemplated by this Warrant Exercise Series Letter Agreement. For the avoidance of doubt, the Company (or the Warrant Holders if the Company and the Warrant Holders have agreed otherwise) shall pay all such other fees, costs and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement. The Company will notify the Depositary prior to deposit if the Warrant Holder is paying the Depositary fees.

9.                  Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of Warrant ADSs, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Warrant Share, nor (ii) a number of Warrant Shares which upon application of the ADS-to-Share ratio would give rise to a fraction of a Warrant ADS. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

Series Exh. C-6

10.              F-6 Registration Statement. The parties hereto agree that a signed copy of this Warrant Exercise Series Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs, if required by the rules and regulations of the U.S. Securities and Exchange Commission. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any Warrant ADSs if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

11.              Governing Law and Jurisdiction. This Warrant Exercise Series Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. Each of the Company and the Depositary agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Warrant Exercise Series Letter Agreement, and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Kabir Nath (the “Agent”) now at 130 Madison Avenue, 3rd Floor, New York, New York 10002, United States of America, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in New York on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Warrant Exercise Series Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Series Exh. C-7

12.              Successors and Assigns; Amendment; Miscellaneous. This Warrant Exercise Series Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and assigns. This Warrant Exercise Series Letter Agreement may not be modified or amended except by a writing signed by both parties hereto. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Warrant Exercise Series Letter Agreement and to effectuate the purpose and intent hereof.

[Remainder of page intentionally left blank. Signature page to follow.]

Series Exh. C-8

This Warrant Exercise Series Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Warrant Exercise Series Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

COMPASS PATHWAYS PLC

By:
Name:
Title:

CITIBANK, N.A., as Depositary

By:
Name: Title:

Series Exh. C-9

APPENDIX 1
to
Warrant Exercise Series Letter Agreement, dated as of August 18, 2023
(the “Warrant Exercise Series Letter Agreement”), by and between
Compass Pathways plc

and
Citibank, N.A.

_____________________

EXERCISE ISSUANCE INSTRUCTION

_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Ryan.everett@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

james3.lee@citi.com

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 22, 2020 (the “Deposit Agreement”), by and among Compass Pathways plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement, dated as of August 18, 2023 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the Warrant Exercise Series Letter Agreement, dated as of August 18, 2023 (the “Warrant Exercise Series Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Warrant Exercise Series Letter Agreement.

In accordance with and subject to the terms set forth in the Warrant Exercise Series Letter Agreement, the Deposit Agreement and the Restricted ADS Letter Agreement, and in all cases pursuant to a Warrant Exercise (as defined in the Warrant Exercise Series Letter Agreement), the Company hereby notifies the Depositary that it has deposited the number of Warrant Shares identified below on behalf of the specified Warrant Holder (or beneficial owner) thereof and hereby instructs the Depositary:

Series Exh. C-10

[The following applies to unrestricted ADSs ONLY]

(A) to issue the number of ADSs identified below: Number of Shares deposited:	___________ Shares.
Number of ADSs to be issued (CUSIP No.: 20451W101):	___________ ADSs.

AND

(B) to deliver the ADSs to:

(CHECK ONE)

___ (i) DTC

Name of DTC Participant to which the ADSs are to be delivered:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for recipient of ADSs at DTC Participant (f/b/o information):	_____________________________

Name on whose behalf the above number of ADSs are to be issued and delivered:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

OR

___ (ii) to a book entry account maintained on the records of the Depositary (outside of DTC)

Name of person to whom the Restricted ADSs are to be registered:	_____________________________

Street Address:	_____________________________ _____________________________

City, State, and Country:	_____________________________

E-mail Address:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

Daytime telephone number of contact person:	_____________________________

Series Exh. C-11

[The following applies to Restricted ADSs ONLY]

(A) to issue the number of Restricted ADSs identified below: Number of Shares deposited:	___________ Shares.
Number of Restricted ADSs to be issued (CUSIP No.: 20451W994):	___________ Restricted ADSs.

AND

(B) to deliver the Restricted ADSs to a book entry account maintained on the records of the Depositary:

Name of person to whom the Restricted ADSs are to be registered:	_____________________________

Street Address:	_____________________________ _____________________________

City, State, and Country:	_____________________________

E-mail Address:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

Daytime telephone number of contact person:	_____________________________

The Warrant Holder (as defined in the Warrant Exercise Series Letter Agreement) agrees to indemnify the Depositary and the Custodian for, and to hold the Depositary and the Custodian harmless against, all losses, liabilities, taxes, charges, penalties or expenses (including reasonable legal fees and disbursements), incurred by the Depositary and/or by the Custodian or to which the Depositary and/or the Custodian may become subject to and arising directly or indirectly from the failure by any person to pay (or discharge) any applicable duty or tax in connection with the deposit of the Shares and the issuance and delivery of the Warrant ADSs (as defined in the Warrant Exercise Series Letter Agreement) as contemplated herein, save to the extent that such losses, liabilities, taxes, charges, penalties or expenses are due to the negligence or bad faith of the Custodian or the Depositary.

Series Exh. C-12

Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary acknowledge that the Company shall pay to the Depositary any applicable fees that would otherwise be payable by the applicable Warrant Holder pursuant to the terms of the Deposit Agreement in the manner contemplated by the Deposit Agreement.

[Signature page on following page]

Very truly yours,

COMPASS PATHWAYS PLC

By:
Name:
Title:

Series Exh. C-13

Schedule I

Number of Shares Deposited	Number of Restricted ADSs to be Issued	Name, Address and Tax Identification No. of Beneficial Owner of Restricted ADSs	Number of unrestricted ADSs to be Issued	Name, Address and Tax Identification No. of Beneficial Owner of unrestricted ADSs to be issued to a book entry account maintained on the register of the Depositary in Direct Registration Shares or DRS format (outside of DTC)	Unrestricted ADS to be issued into DTC; to include DTC Participant name, DTC Participant number, f/b/o information, and contact details of broker (i.e. name, telephone number, email address)
_______	_______		_______
_______	_______		_______
_______	_______		_______
_______	_______		_______

Series Exh. C-14